Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

15. Commitments and Contingencies

Charter Hire Receivable

The Company has entered time charters for its vessels. The charter hire is fixed for the duration of the charter. The minimum contracted future charter hire receivable, net of address commissions, not allowing for any unscheduled off-hire, assuming expiry at earliest possible dates and assuming options callable by the Company included in the charters are not exercised, for the 65 vessels as at December 31, 2021 is as follows:

Amount
December 31, 2022	$573,189
December 31, 2023	503,819
December 31, 2024	341,800
December 31, 2025	129,092
Thereafter	78,439
Total minimum lease revenue, net of address commissions	$1,626,339